Exhibit 99.2

FY2022 Investor Presentation FY2022 Investor Presentation NASDAQ: MIGI March 2023

FY2022 Investor Presentation FY2022 Investor Presentation 2 LEGAL DISCLAIMER Information contained herein is derived from various internal and external sources which the Company considers reliable, but no representations or warranties are made by Company, or any of its affiliates, employees or representatives as to the accuracy or completeness of such information. The Company has not independently verified any of the information set forth in this Presentation. No representation is made as to the reasonableness of the assumptions within or the accuracy or completeness of any projections or modelling or any other information contained herein. Any data on past performance or modelling contained herein is not an indication as to future performance. The Company assumes no obligation to update the information in this Presentation. The information contained in this Presentation does not purport to contain all of the information that a prospective investor may desire. In all cases, interested parties should conduct their own investigation and analysis of Company and the information contained herein. Except as otherwise expressly indicated, this Presentation speaks as of the date hereof. The Company, does not undertake to update the information contained herein, correct any inaccuracies that may become apparent or provide the recipient with access to any additional evaluation material. The delivery of this Presentation does not imply that there has been no change in Company’s affairs after the date hereof. This Presentation is not a prospectus, disclosure document or offering document, and does not constitute an offer or invitation to apply for securities under any. In particular, this Presentation shall not form the basis of or be relied on in connection with any contract or commitment whatsoever. FORWARD LOOKING STATEMENTS/USE OF PROJECTIONS Statements made in this presentation include forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward - looking statements can be identified by the use of words as “may,” “will,” “plan,” “should,” “expect,” “anticipate,” “estimate,” “continue,” target,” or comparable terminology. All financial forecasts are forward - looking statements, are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. All forward - looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward - looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Risk Factors” in the Company's Annual Report on Form 10 - K filed with the SEC on March 23, 2023, as may be supplemented or amended by future filings of the Company. The Company assumes no obligation to update or supplement forward - looking statements that become untrue because of subsequent events, new information or otherwise. More specifically, it is impossible to forecast what the price of bitcoin or the hash rate difficulty will be on any specific date, or when all the Company's miners are expected to be deployed. This presentation is for illustrative purposes only to provide the reader with an estimate of the Company's potential gross revenue, mining power and hosting costs, which might be attained if all miners were deployed as of a specific date and with certain parameters used, as set forth below. NO OFFER OR SOLICITATION This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities. This presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities. No offer, sale or solicitation of any securities shall be made in any jurisdiction in which such offer, sale or solicitation would be prohibited. NEITHER THE SECURITIES AND EXCHANGE COMMISSION (“SEC”) NOR ANY STATE HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE. INVESTOR NOTICES Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward - looking statements described under “Risk Factors” in our most recent SEC filings including our Annual Report on Form 10 - K filed with the SEC on March 13, 2023. If any of these risks were to occur, our business, financial condition or results of operations would likely suffer. In that event, the value of our securities could decline, and you could lose part or all of your investment. The risks and uncertainties we describe are not the only ones facing us. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. There can be no assurances as to when we may see any long - term sustained recovery in the bitcoin market, whether any such recovery might be significant, or whether other factors such as high input prices and high network difficulty will improve. NON - GAAP FINANCIAL MEASURES T he Company utilizes a number of different financial measures, both GAAP and non - GAAP, in analyzing and assessing its overall business performance, for making operating decisions and for forecasting and planning future periods. The Company considers the use of non - GAAP financial measures helpful in assessing its current financial performance, ongoing operations and prospects for the future. While the Company uses non - GAAP financial measures as a tool to enhance its understanding of certain aspects of its financial performance, the Company does not consider these measures to be a substitute for, or superior to, the information provided by GAAP financial measures. Consistent with this approach, the Company believes that disclosing non - GAAP financial measures to the readers of its financial information provides such readers with useful supplemental data that, while not a substitute for GAAP financial measures, allows for greater transparency in the review of its financial and operational performance. Investors are cautioned that there are inherent limitations associated with the use non - GAAP financial measures as an analytical tool. In particular, non - GAAP financial measures are not based on a comprehensive set of accounting rules or principles and many of the adjustments to the GAAP financial measures reflect the exclusion of items that are recurring and will be reflected in the Company’s financial results for the foreseeable future. In addition, other companies, including other companies in the Company’s industry, may calculate non - GAAP financial measures differently than the Company does, limiting their usefulness as a comparative tool.

FY2022 Investor Presentation 3 Mawson maximises revenue through 3 different strategies. Mawson's flexible operational model allows us to adapt to market conditions to maximise returns. Mawson at a glance 1. Bitcoin Mining Mawson owns and operates up to 24,000 ASIC miners across our facilities. Mawson has significant exposure to mining Bitcoin. 2. Data Center Hosting Mawson enters into large scale hosting contracts which provide consistent revenue. 3. Energy Markets Program Mawson's industry leading Energy Markets Program (EMP) is beneficial for households, the grid, and lucrative for Mawson.

Headline Results

FY2022



Financial Highlights

		Δ (FY2021)
Revenue	$84M	+92%
Gross Profit	$37M	+8%
EBITDA (Non-GAAP)	$30M	+70%
Bitcoin revenue from Self-Mining	$43M	+12%

Operational Highlights

Sale of 80-Megawatt Sandersville, GA facility.	$40M[1]
Energy Demand Response Programs revenue exceeds expectations.	$13.7M
Record full year Self-Mined Bitcoin produced.	1343 BTC
Record full year hosting revenue	$13.3M

Strategic Highlights

Entered a sale agreement for Texas facility and assets post 31 December 2022	$8.5M
Debt reduction in Q4	$12M
Commenced Midland PA facility with 50MW online and 50MW under construction in 2022	100MW
Sharon, Pennsylvania, USA commenced development	120MW[2]

1. Assumes maximum earn outs are achieved, no adjustments are made to the purchase price, and uses the CleanSpark, Inc. stock price as at October 7, 2022, and rounding. The actual proceeds from the transaction in the 10k may differ due to actual stock sale proceeds and stock revaluation.
2. 2. Once the site is fully developed

Mawson

FY2022 Investor Presentation 4

FY2022 Investor Presentation 5 Q4 - 22 ($M) Q4 - 21 ($M) Δ ($M) ASSETS Cash and cash equivalents 0.9 5.5 - 4.6 Property and equipment, net 91.0 76.9 14.1 Equipment deposits - 51.4 - $51.4 Derivative Assets 11.3 - 11.3 Marketable securities 3.2 0.3 2.9 Other Assets 21.4 11.2 10.2 Assets held for sale 5.4 - 5.4 Total Assets 133.2 145.3 - 12.1 Trade and other payables 25.9 7.7 18.2 Borrowings 28.1 18.7 9.4 Other Liabilities 3.1 4.3 - 1.2 Total Liabilities 57.1 30.7 26.4 Net Assets 76.1 114.6 - 38.5 December 31, 2022 Balance Sheet 1 FY2022 Summary 1. Balance sheet presented in a non - GAAP basis. Please see slide 18 for reconciliation to statutory GAAP accounts per 10K. 19.6 19.4 19.8 28.3 16.9 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 15.9 11.0 5.4 10.1 10.1 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 10 4.5 13.7 8.8 7.5 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Revenue (millions) Gross Profit (millions) Non - GAAP EBITDA (millions) 1 1. In 10k $4.2m from Q3 was reclassified from loss on classification to assets held for sale to profit on sale of site, a non EBITDA metric.

Mawson Self-Mining

	2022	Target 2023[1]	Δ	Target 2024[1]	Δ
Average Capacity (MW)[2]	34 MW	200 MW	+166 MW	300 MW	+266 MW
Average Total Exahash (EH) Online[3]	0.8 EH	7.0 EH	+6.2 EH	10.5 EH	+9.7 EH
BTC Mining Production / day	3.7 BTC /day	20.2 BTC /day[1]	+16.5 BTC	30.3 BTC /day	+26.6 BTC
Annualised Revenue	$43.1M	~$199.0M[1]	+$155.9M	~$298.6[1]	+$255.5M



1. Assumes all equipment deployed and 100% online, plus the construction of all contracted sites on time, actual results are likely to vary in a negative manner. Construction delays are common and it is rare for all equipment to be deployed and 100% online, however accurate historical downtime averages are difficult to calculate and also may not provide an accurate picture due to differences moving forward. Investors should consider all risk factors related to uptime when considering these figures, which are a best case scenario. Annualised revenue is based on BTC USD$27k and network difficulty as at 21 March 2023. The above information is for general information purposes only, and are forward looking statements which should not be relied upon as being necessarily indicative of future results. The above information should be read in conjunction with the disclaimer on page 2. Please see our Risk Factors in our Annual Report on Form 10-K filed March 23, 2023, under the Sub-Heading Risks Relating to Our Business and Management for important risks related to our Self-Mining. 2. Average capacity across all sites throughout 2022, including the Georgia site until sold. 3. Average online self mining throughout 2022 across all sites including Georgia until sold.

Mawson

FY2022 Investor Presentation 6

FY2022 Investor Presentation 7 Mawson Hosting Actual 2022 Target 2023 1 Δ Target 2024 1 Δ Contracted Hosting Customers (MW) 2 100 MW 200 MW +100 MW 300 MW +200 MW Hosting Exahash (EH) Capacity 1 3.5 EH 7.0 EH +3.5 EH 10.5 EH +7.0 EH Hosting Revenue $13.3m 107.8m 3 +$94.5m 161.8m 3 +$148.5m Hosting Margin $3.3m 24.6 m +$21.3m 36.9m +$33.6m 1. Exahash capacity assumes installation of current generation ASIC Bitcoin Mining hardware including but not limited to Bitmain S19J Pro, MicroBT M30/1, Avalon A1246 assuming approximately 30 megawatt per 1 Exahash. 2. Contracted capacity does not guarantee that Mawson have this quant ity of hosted equipment online, Mawsons ability to meet these contracted amounts may vary pending site development and contract renewals. 3. Based of an average power cost price of 6c per kwh

Mawson Energy Markets Program

Overview

Mawson's Energy Markets Program consists of both curtailment and demand response strategies. Mawson's agile operational model helps release energy capacity back into the grid. This program is operated by Voltus Inc and Mawson's energy consultants

Financial Results

		Δ (FY2021)
Revenue	$13.7M	+100%
Gross Profit	$12.5M	+100%
Margin	91%	

ESG & Supporting Local Communities

Benefits of Mawson's Demand Response Participation

Equivalent to avoiding:

94,307
Barrels of oil consumed

Equivalent to carbon sequestered by:

673,356
Tree seedlings grown for 10 years

68,424 MWh
Total Load Reduction FY 2022

40,734
Tonnes of CO2 emissions avoided

Mawson
FY2022 Investor Presentation 8

FY2022 Investor Presentation 9 Midland, PA USA Secure Energy Pipeline Energy Infrastructure underpins future growth Proven history of efficient and rapid site development Expansion and development of new and existing facilities in the PJM energy market Future development pipeline Over 400MW of current and potential energy projects in the PJM Energy Market Pipeline Sites 1 +300 MW 13+ Years Lease term 1. Pipeline and Target expansion sites refer to real estate sites with access to stranded and distressed energy that we have identified and are in various stages of commercial negotiations for purchase or lease. 2. Capacity refers to the maximum power able to be drawn, and not the commitment that Mawson has the infrastructure or machinery in place at this time to fully utilize this power. Sharon, PA USA 14+ Years Existing Capacity 2 Target Expansion 1 120 MW Site 1 USA TBC 150 MW Site 2 Ohio USA TBC 24 MW 18 MW Site 3 Ohio USA TBC Rapid deployment 120 MW TH0 TH1 TH2

FY2022 Investor Presentation 10 Current Exahash Capacity 1 Current MW capacity 2 Future potential MW capacity 2 Future potential Exahash Capacity 1 Total EH 2 Modular Data Center Capacity Lease Term Energy Mix Sharon, PA USA 4.2 EH 1 120 MW - - 4.2 EH 1 60 14+ Years 100% carbon - free Midland, PA USA 4.2 EH 1 120 MW - - 4.2 EH 1 60 13+ Years 100% carbon - free Site 1 USA +150 MW +5.3 EH 1 5.3 EH 1 75 TBA Site 2 USA +24 MW +0.8 EH 1 0.8 EH 1 12 Freehold Site 3 USA +18 MW +0.6 EH 1 0.6 EH 1 9 TBA Total 8.4 EH 1 240 MW +192 MW 6.7 EH 1 15.1 EH 1 216 - - Industry Leading Bitcoin Mining Facilities 1. Exahash capacity assumes installation of current generation ASIC Bitcoin Mining hardware including but not limited to Bitmain S19J Pro, MicroBT M30/1, Avalon A1246 assuming approximately 30 megawatt per 1 Exahash. 2. Statements about ASIC miner capacity and Exahash forecasts in this document are not an assurance that Mawson will have that m any ASIC miners available to deploy (whether self - mining or hosted units). Mawson’s ability to deploy units will depend on many fac tors such as Mawson’s future ASIC miner purchases and sales, our ability to attract future hosting customers, and the number of ASIC miners customers have to deploy. TH0 TH1 TH2

FY2022 Investor Presentation 11 11 Mawson’s Infrastructure First Approach • High quality, stable and supportive jurisdictions • Long term quality suppliers and contractors • Focused on single region energy market allowing for scale and support. • Selection of sites with stranded/under - utilised energy infrastructure especially in regional areas • Target low cost of energy across portfolio • Using our cost, time and space efficient Modular Data Center construction • Design allows for rapid deployment in most climates • One of the lowest costs of deployment in the industry • Flexibility to rapidly re - deploy equipment across facilities • A focus on finding and securing sites with key energy infrastructure • Investment in owning our own infrastructure for long term strategy Strategic Partnerships Efficient Operating Model Rapidly Scalable Data Center Solution Organic Infrastructure / Site development 1. 2 . 3. 4 . TH0

ESG Focus

Net Zero Carbon

Nuclear Power – Carbon free

All energy used in hosting and self mining is carbon free

40,734

Tonnes of CO_2 emissions avoided through Energy Demand Response Programs

100,000

Trees Planted by the end of 2022

Socially Engaged

Georgia, USA (*Prior to sale*)

- Platinum sponsor of School Athletics Programs
- Mawson Group Academic Scholarship
- Mawson and Brentwood School Career Pathways Program
- Christmas Tree giveaway
- Washington County Regional Medical Centre

Pennsylvania, USA

- Mawson supporter of Buhl Park (community park)
- Community College Beaver County Scholarship Program
- Lincoln Park Performing Arts Centre Supporter
- Beaver Falls Park sponsorship
- Heritage Valley Health System Supporter

Governance Framework

A responsible, accountable and ethical approach to corporate governance underpins the way we do business.

- Independent Board of Directors
- Code of Ethics and Business Conduct
- Audit & Compensation Committee

1. Only relates to direct power usage for mining operations.

Mawson

FY2022 Investor Presentation 12

Highly Experienced Management & Board

Board



James Manning
Founder & CEO

15 years management experience across technology, accounting, logistics, property development



Greg Martin
Independent Non-Executive Chair

25 years with AGL Energy (AGL.ASX), Australia's largest energy generator/retailer, 5 years as CEO and Managing Director



Michael Hughes
Independent Non-Exec Director

30 years experience across financial services. Previous Commercial Director of Sealink Travel Group (SLK.ASX)



Rahul Mewawalla
Independent Non-Exec Director

Served as CEO, President, Chairman, other leadership roles across public and private companies and as board director for several NASDAQ-listed public companies.

Executive Team



Ariel Sivikofsky
Chief Financial Officer

Highly experienced Chartered Accountant, with broad experience in a multitude of industries



Liam Wilson
Chief Operating Officer

16 years experience in senior operational management roles across multiple industries



Tim Broadfoot
Chief Corporate Officer

10 years experience in senior management, operations, corporate finance and funds management.



Craig Hibbard
Chief Development Officer

15 years' experience in business leadership and delivery of major projects



Tom Hughes
General Counsel

Over 15 years' legal experience across technology, banking and asset management, formerly with Macquarie Bank, ANZ Bank and HUB24



Ben Hertel
Chief People Officer

Ben brings 13 years of both Human Resources and Operations Management experience throughout a wide scope of workforces.

Mawson

FY2022 Investor Presentation 13

FY2022 Investor Presentation 14 Ticker NASDAQ:MIGI Share price $2.75 S hares outstanding 14,131,110 $38.9M Market Capitalisation Mawson Shareholder 24% Based on share price as at 21 March, 2023 Net Assets $ 76.1 M Net Assets per Share $ 5.39 Trading discount 46 % Historic share price comparison when BTC was last at $30k $ 15 0 5 10 15 20 25 30 35 0 5000 10000 15000 20000 25000 30000 35000 40000 45000 50000 MIGI Stock Price BTC Price MIGI Stock V BTC Price BTC Price MIGI VWAPTB0

FY2022 Investor Presentation 15 Mawson Strategic Planning For Success Flexible Operating Model BTC Self - Mining Hosting Revenue Energy Markets Revenue Infrastructure First Approach Owner/Operator of Bitcoin Self - Mining, Hosting Co - location Facilities, Electrical Infrastructure and Modular Data Centers (MDC) Rapid Growth and Scale Bitcoin Self - Mining and Hosting Co - location growth Midland, PA • Jan 2022 Midland, PA • Mar 2023 TH0 TH1 TH2 TH3

FY2022 Investor Presentation 16 Reconciliation of Non - GAAP Metrics Q4 Balance Sheet Net loss (GAAP) ($54.04) Net other expenses 1 $11.90 Depreciation & amortisation 2 $63.20 Share Based Payments 3 $3.01 Impairment of financial assets 4 $3.38 Fair value loss on investments 5 $1.69 Share of net loss of associates accounted for using the equity method 6 $1.25 EBITDA (Non - GAAP) $30.39 1. Adjustments for – non - operating (income)/expense and Unrealized and realized losses. 2. Reverses out accelerated depreciation effect 3. Reverses out share - based payments 4. Reverses out the impairment of financial assets. 5. Reverses out fair value loss on investments 6. Reverses out share of net loss of equity accounted investments FY22 EBITDA + Gross Profit Slide 4 and 5 identifies some non - GAAP financial metrics, which require reconciliation to the statutory GAAP numbers. We set them out as follows: Slide 5 identifies some non - GAAP financial metrics, which require reconciliation to the statutory GAAP numbers. We set them out as follows: Revenue $84.39 Less Cost of Revenues ($47.70) GROSS PROFIT (GP) $36.69 Assets Cash and cash equivalents Cash $0.9M Property and equipment, net $91.0M Other Assets Derivative Assets $11.3M Marketable securities $3.2M Other Assets $21.4M Assets held for sale $5.4M Total Assets $133.2M Liabilities Trade and other payables $25.9M Borrowings $28.1M Other Liabilities Lease liability $3.1M Total Liabilities $57.1M $M

FY2022 Investor Presentation 201 Clark Street, Sharon, PA 16146, USA info@mawsoninc.com Brett Mass Hayden IR mawson@haydenir.com Investor Relations Head Office